EXHIBIT 23.2



            CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS
            ---------------------------------------------------------

     We hereby consent to the use in the Form 10-K of Greka Energy Corporation of the reserve estimates from our report as of December 31, 2002; and all references to our firm appearing in the Form 10-K of Greka Energy Corporation for the fiscal year ended December 31, 2002.




                              By: /s/ Ryder Scott Company, L.P.
                                  ----------------------------------------------
                                      Ryder Scott Company, L.P.


Houston, Texas
April 9, 2003